EXHIBIT 21.01

SUBSIDIARIES OF REGISTRANT

HEIDRICK & STRUGGLES, INC., a Delaware corporation

HEIDRICK & STRUGGLES ASIA-PACIFIC, LTD., an Illinois corporation

HEIDRICK & STRUGGLES JAPAN, LTD., an Illinois corporation

HEIDRICK & STRUGGLES AUSTRALIA, LTD., an Illinois corporation

HEIDRICK & STRUGGLES HONG KONG LTD., an Illinois corporation

HEIDRICK & STRUGGLES SINGAPORE PTE LTD., a Singapore corporation

HEIDRICK & STRUGGLES (INDIA) PRIVATE LIMITED, an India corporation

HEIDRICK & STRUGGLES (KOREA), INC., a Korean corporation

HEIDRICK & STRUGGLES FAR EAST LIMITED (Hong Kong)

HEIDRICK & STRUGGLES TAIWAN LIMITED

HEIDRICK & STRUGGLES CANADA, INC., a Canadian corporation

HEIDRICK & STRUGGLES ARGENTINA, S.A., an Argentine corporation

HEIDRICK & STRUGGLES LATIN AMERICA, INC., an Illinois corporation

HEIDRICK & STRUGGLES DE CHILE LIMITADA, a Chilean Limitada

HEIDRICK & STRUGGLES HOLDINGS DO BRASIL LTDA, a Brazilian limitada

HEIDRICK & STRUGGLES DO BRASIL LTDA, a Brazilian limitada

HEIDRICK & STRUGGLES, S.A. de C.V., a Mexican corporation

HEIDRICK & STRUGGLES ESPANA, INC., an Illinois corporation

HEIDRICK & STRUGGLES AB, a Swedish corporation

HEIDRICK & STRUGGLES OY, a Finnish corporation

HEIDRICK & STRUGGLES INTERNATIONAL SRL, an Italian corporation

HEIDRICK & STRUGGLES Sp.zo.o, a Polish corporation

HEIDRICK & STRUGGLES AG, a Swiss corporation

HEIDRICK & STRUGGLES BV, a Netherlands corporation

HEIDRICK & STRUGGLES CONSULTORES de GESTAO Lda, a Portuguese corporation

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG GmbH & Co. KG, a Germany

Limited Partnership

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG VERWALTUNG, GmbH, a

Germany Limited Liability Company

HEIDRICK & STRUGGLES LTD., an Israeli corporation

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG, GmbH, an Austrian corporation

HEIDRICK & STRUGGLES UK LIMITED, a UK corporation

H&S SOFTWARE DEVELOPMENT and KNOWLEDGE MANAGEMENT CENTRE

PRIVATE LIMITED, an India corporation

SHPA ESOP, LTD., a UK corporation

I.C. INTERCONSULT SRL, an Italy corporation

LEADERSONLINE, LIMITED, a Cayman Islands corporation

LEADERSONLINE EUROPE S.A.R.L, a Luxembourg corporation

LEADERSONLINE NETHERLANDS B.V., a Netherlands corporation

HEIDRICK & STRUGGLES, a Netherlands partnership (Do we include on this list?)

BEIJING HEIDRICK & STRUGGLES INTERNATIONAL MANAGEMENT CONSULTING

COMPANY LIMITED, a China Limited Partnership (Joint Venture 90% Ownership)

PROTEM GMBH, a Germany Limited Liability Company